Exhibit 10.3

SECOND AMENDMENT TO

TWENTIETH Amended and Restated MASTER LEASE AGREEMENT

THIS SECOND AMENDMENT TO TWENTIETH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is effective this 21st day of February, 2018 (the “Amendment Effective Date”) among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into a Twentieth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of January 31, 2017.
B. Concurrently herewith, HCN and GEN and certain of their Affiliates are entering into a certain Omnibus Agreement (as amended, the “Omnibus Agreement”).
C. Landlord and Tenant desire to amend the Lease to reduce the annual Base Rent by $35,000,000 and as otherwise set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2. Initial Term. Section 1.3 of the Lease is hereby amended by the deletion of the reference therein to January 31, 2032 and replacement thereof with a reference to January 31, 2037.

3. New Definition. Section 1.4 of the Lease is hereby amended by the inclusion of the following new definition:

“Rent Reset Date” means January 1, 2023.

4. Rent Adjustment Date. The definition of “Rent Adjustment Date” in Section 1.4 of the Lease is hereby amended to read in its entirety as follows:

“Rent Adjustment Date” means [i] April 1, 2018, [ii] January 1, 2019, and [iii] January 1 of each subsequent year; provided, however, that the first day of the Renewal

Term and the Rent Reset Date shall not be included as a Rent Adjustment Date.

5. Base Rent.  Section 2.2 of the Lease is hereby amended to change the payment date for Base Rent from the first day of each month to the 17th day of each month; provided, however, that, if Landlord transfers to a third party (each, an “Assignee”) an interest of greater than or equal to 49% of Landlord’s interest in this Lease, either as a change in ownership of Landlord or otherwise, the payment date for Base Rent shall revert to the first day of each month if such Assignee requires such change in order to close on the transaction.

6. Renewal Option. Section 12.1 of the Lease is hereby amended by the deletion of the reference to December 31, 2043 and replacing it with a reference to December 31, 2048.

7. Rent Schedule. Effective January 1, 2018, Schedule 1 of the Lease is hereby amended and restated in its entirety as set forth on Schedule 1 hereto.

8. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

9. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

10. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

12. Consent of Guarantor. Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

FC-GEN REAL ESTATE, LLC By: /s/ Justin Skiver Justin Skiver, Authorized Signatory

WELLTOWER INC.

By: /s/ Justin Skiver

Justin Skiver, Authorized Signatory

(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)

GENESIS OPERATIONS LLC By: /s/Michael S. Sherman Michael S. Sherman, Senior Vice President Tax I.D. No.:26-0787826

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FC-GEN OPERATIONS INVESTMENT, LLC By: /s/Michael S. Sherman Michael S. Sherman, Senior Vice President Tax I.D. No.: 27-3237005

EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/Michael S. Sherman Michael S. Sherman, Senior Vice President

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